UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240.14a-12
Zenas BioPharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

852 Winter Street, Suite 250, Waltham, MA 02451
NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2025
To the Stockholders of Zenas BioPharma:
Zenas BioPharma, Inc. (the “Company”) will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 10, 2025, at 8:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting conducted exclusively online via live audio webcast at www.virtualshareholdermeeting.com/ZBIO2025. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.
To elect the two Class I director nominees named in the Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.
To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed April 14, 2025 as the Record Date for the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
Instructions for accessing the virtual Annual Meeting are provided in the Proxy Statement. Unless otherwise announced differently at the meeting or on the meeting website, in the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair will convene the meeting at 8:00 a.m. Eastern Time on the date specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. If the Annual Meeting is adjourned, we will post information regarding the announcement on the Investors page of the Company’s website at https://investors.zenasbio.com/.
By Order of the Board of Directors,

Leon O. Moulder, Jr.
Chief Executive Officer and Chairman
Waltham, Massachusetts
April 28, 2025
Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible by Internet, by telephone or, if you received written proxy materials, by signing, dating and returning a proxy card included in these materials, in order to ensure your representation at the Annual Meeting. You may vote online or, if you requested printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.

852 Winter Street, Suite 250, Waltham, MA 02451
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2025
This Proxy Statement relates to the solicitation of proxies by the board of directors (the “board of directors”) of Zenas BioPharma, Inc. for use at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held to be held exclusively in a virtual format at www.virtualshareholdermeeting.com/ZBIO2025 on June 10, 2025 at 8:00 a.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this proxy statement (the “Proxy Statement”).
The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement:
1.
To elect the two Class I director nominees named in the Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.
To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed April 14, 2025 as the Record Date for the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, Zenas BioPharma, Inc. (“we,” “us,” “our” or the “Company”) has elected to make its proxy materials available to all of its stockholders over the Internet. We will be able to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 28, 2025, we will commence sending the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the 2025 Annual Meeting of Stockholders of the Company. The Notice also provides instructions on how to vote online or vote by phone and includes instructions on how to receive a paper copy of the proxy materials by mail.
This Proxy Statement and our 2024 Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which includes our audited financial statements, are also available for viewing, printing and downloading on the Investors page of the Company’s website at https://investors.zenasbio.com and at http://www.proxyvote.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by following the instructions included on the Notice or by sending a written request to: Zenas BioPharma, Inc., 852 Winter Street, Suite 250, Waltham, MA 02451, Attention: Corporate Secretary.

i

LEGAL MATTERS
Forward-Looking Statements.   The Proxy Statement may contain “forward-looking statements.” All statements other than statements of historical facts contained in the Proxy Statement, including statements about the Company’s board of directors, corporate governance practices and executive compensation program and equity compensation utilization, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements speak only as of the date of the Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and other subsequent documents we file with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, these forward-looking statements should not be relied upon as guarantees of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, we do not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Website References.   Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Use of Trademarks.   The Zenas BioPharma word mark, logo mark, and the “lightning bolt” design are trademarks of Zenas BioPharma, Inc. or its affiliated companies.

ii

PROXY STATEMENT SUMMARY
This Proxy Statement relates to the solicitation of proxies by the board of directors (the “board of directors”) of Zenas BioPharma, Inc. for use at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in a virtual format at www.virtualshareholdermeeting.com/ZBIO2025 on June 10, 2025 at 8:00 a.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this proxy statement (the “Proxy Statement”).
What Proposals Will Be Voted On At the Annual Meeting?
The proposals to be voted on at the Annual Meeting are as follows:
1.
To elect the two Class I director nominees named in the Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified

2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025

We will also consider any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.
How Does the Board of Directors Recommend That I Vote?
The board of directors recommends that you vote your shares “FOR” each director nominee in Proposal 1 and “FOR” Proposal 2.
Who Can Vote?
Only stockholders of record at the close of business on April 14, 2025 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote on the proposals described in this Proxy Statement. At the close of business on the Record Date, 41,834,182 shares of our common stock were issued and outstanding. We will make available a list of stockholders of record as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting during the ten days preceding the Annual Meeting. To access the stockholder list during this time, please send your request, and proof of ownership, to our corporate secretary via e-mail at legalnotices@zenasbio.com.
How Can I Participate in the Virtual Annual Meeting?
Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/ZBIO2025, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name and wish to attend, participate in or vote at the Annual Meeting should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. Stockholders who hold their shares in street name may vote in advance by providing voting instructions to their bank, broker or other nominee in advance of the meeting (see “How Do I Vote?” below).
We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business being conducted at the Annual Meeting. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 8:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures.

If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
Why Are We Holding a Virtual Annual Meeting?
We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. We believe this expands stockholder access, improves communications and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
Why Did I Receive a Notice of Internet Availability?
Pursuant to SEC rules, we are furnishing the proxy materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials and reduce the environmental impact of our Annual Meeting. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares. You will not receive a printed copy of the proxy materials unless you request one.
What Is the Difference between Holding Shares as a Registered Stockholder and as a Beneficial Owner?
Registered Stockholder: Shares Registered in Your Name
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered to be, with respect to those shares of common stock, the registered stockholder, and these proxy materials are being sent directly to you by us.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares of common stock are held by a broker, bank or other nominee, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, bank or other nominee.
How Do I Vote?
Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com) or, if you requested paper copies of the proxy materials, by completing and mailing a proxy card or by telephone (at 800-690-6903).
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are the beneficial owner, you are not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet. You also may vote your shares online during the virtual Annual Meeting if you obtain a “legal proxy” from your broker, bank or nominee (see “How Can I Participate in the Virtual Annual Meeting?” above).

What Happens If I Do Not Vote?
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote the shares on a proposal because the broker, bank or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers, banks or other nominees who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” matters. Although the determination of whether a matter is “routine” is typically determined only after proxy materials are filed with the SEC, we expect that the proposal on ratification of the appointment of our independent registered public accounting firm (Proposal 2) will be a “routine” matter and that the election of each nominee for director (Proposal 1), will be a “non-routine” matter. Accordingly, if you hold your shares through a broker, bank or other nominee and you do not timely provide your broker, bank or other nominee with specific instructions on how to vote your shares, your broker, bank or other nominee would not be authorized to cast a vote on your behalf on Proposal 1 (election of each nominee for director), but would be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of Ernst & Young LLP). In such cases, a “broker non-vote” may be entered with respect to your shares on Proposal 1 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares. Brokers, banks and other nominees generally have discretionary authority to vote on the ratification of the appointment of an independent registered public accounting firm (Proposal 2); thus, we do not expect any broker non-votes on this matter. Broker non-votes and abstentions will have no effect on the outcome of each proposal.
What If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?
Registered Stockholder: Shares Registered in Your Name
The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the board of directors. Your shares will be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are the beneficial owner and do not direct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may vote your shares with respect to proposals considered to be “routine.” Your broker, bank or other nominee is not entitled to vote your shares with respect to “non-routine” proposals. Accordingly, if you hold your shares through a broker, bank or other nominee and you do not timely provide your broker, bank or other nominee with specific instructions on how to vote your shares, your broker, bank or other nominee would not be authorized to cast a vote on your behalf on Proposal 1 (election of each nominee for director), but would be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of Ernst & Young LLP) (see “What Happens If I Do Not Vote?” above).
Can I Change My Vote after I Submit My Proxy?
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

1.
You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;

2.
You may submit new proxy instructions via telephone or the Internet;

3.
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at the address set forth on the first page of this Proxy Statement; or

4.
You may vote by attending the Annual Meeting virtually. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your last submitted vote is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If you are the beneficial owner, you must follow the instructions you receive from your broker, bank or other nominee with respect to changing your vote.
What Is the Quorum Requirement?
The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present, either virtually or represented by proxy, at the Annual Meeting to constitute a quorum. A quorum is required to transact business at the Annual Meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting may adjourn the Annual Meeting to another time or date.
How Many Votes Are Required to Approve Each Proposal and How Are Votes Counted?
Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the Annual Meeting.
Proposal 1: Election of Directors
A majority of the votes properly cast for election of a director will effect such election. However, in the event that stockholders are to select among several alternative nominees in an election of directors (such as when there are more nominees than directorships), directors will be elected from among the nominees based on those directors receiving the most “for” votes until all board seats are filled. A properly returned proxy indicating “abstain” with respect to the election of one or more directors will not be counted as a vote cast with respect to the director or directors indicated. Broker non-votes will not be counted as votes cast on the proposal and will have no effect on the election of directors.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
A majority of votes properly cast will approve the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will have no effect on the outcome of the matter. Please note, however, that because the vote on the ratification of Ernst & Young LLP is advisory in nature, the results of such vote will not be binding upon the board of directors or its committees.
What If Another Matter Is Properly Brought before the Annual Meeting?
As of the date of filing this Proxy Statement, the board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.

How Many Votes Do I Have?
Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting.
What Does It Mean If I Receive More Than One Set of Proxy Materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of proxy materials that you receive to ensure that all of your shares are voted.
Who Is Paying for This Proxy Solicitation?
We are soliciting proxies from stockholders on behalf of our board of directors and we will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, banks or other nominees for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.
Additionally, we may retain proxy solicitation firms to encourage greater stockholder participation if the Company deems it necessary or desirable to do so. The costs of solicitation, which are not determinable at present, but in any event are not material to the Company, will also be borne by the Company.
How Can I Find out the Voting Results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with our Certificate of Incorporation and Bylaws, the board of directors has fixed the number of directors constituting the board of directors at nine. At the Annual Meeting, the stockholders will vote to elect two Class I director nominees named in this Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Our board of directors has nominated Leon O. Moulder, Jr. and Hongbo Lu, Ph.D. for election to our board of directors as Class I directors. Existing Class I director Ting (Tim) Xiao will not stand for reelection as a director at the expiration of his term on June 10, 2025. Upon conclusion of the 2025 Annual Meeting, the board of directors has fixed the number of directors constituting the board of directors at eight.
Our director nominees have indicated that they are willing and able to serve as directors. However, if any of them becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our board of directors, or the board of directors may decrease the size of the board of directors.
Information Regarding Director Nominees and Continuing Directors
Our board of directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors, two of which are up for election at this meeting for a term expiring at the 2028 Annual Meeting of Stockholders; three Class II directors, whose terms expire at the 2026 Annual Meeting of Stockholders; and three Class III directors, whose terms expire at the 2027 Annual Meeting of Stockholders.
Biographical and other information regarding our director nominees, a director not continuing in office and the directors continuing in office, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”) in determining to recommend the nominees, is set forth below.
Name	Class	Age (as of April 28, 2025)	Position
Leon O. Moulder, Jr.	I	67	Chief Executive Officer and Chairman of the Board of Directors
Hongbo Lu, Ph.D.(3)	I	54	Director
Ting (Tim) Xiao(4)	I	38	Director
James Boylan(1,2)	II	58	Director
Patrick Enright(1,2)	II	63	Director
Tomas Kiselak(3)	II	38	Director
Patricia Allen(1)	III	63	Director and Chair of the Audit Committee
Jake Nunn(3)	III	54	Director and Chair of the Nominating and Corporate Governance Committee
John Orloff, M.D.(2)	III	67	Director and Chair of the Compensation Committee

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

(4)
Mr. Xiao will not stand for reelection as a director at the expiration of his term on June 10, 2025

Class I Director Nominees
Leon O. Moulder, Jr., is our Founder, has served as our Chief Executive Officer since August 2023, and as our Chairman and a member of our board of directors since 2020. He has also been the Managing Member of Tellus BioVentures, LLC (“Tellus”), an early-stage life sciences investment fund, since March 2019.

Prior to establishing Tellus, he cofounded TESARO, Inc., a fully-integrated Boston-based oncology-focused biopharmaceutical company, and served as Chief Executive Officer and director from March 2010 until its acquisition by GlaxoSmithKline in January 2019. Mr. Moulder previously served as President, Chief Executive Officer and Vice Chairman of Abraxis BioScience Inc. from 2009 to 2010. Prior to Abraxis, he served as Vice Chairman of Eisai Corporation of North America following Eisai’s acquisition of MGI PHARMA, where he served as President and Chief Executive Officer. This followed him serving as a member of the founding management team of a venture-stage biotech company. Mr. Moulder began his career as a clinical pharmacist followed by a 17-year career at predecessor companies of Sanofi S.A. (Nasdaq: SNY), beginning with Marion Laboratories Inc. Mr. Moulder is a Temple University Trustee and Chair of Temple University Japan. He is a Council Member for both the University of Chicago Booth School of Business and the Polsky Center for Entrepreneurship and Innovation. Mr. Moulder currently serves on the board of directors of Zai Lab Ltd. (Nasdaq: ZLAB) (“Zai Lab”) and for several Tellus portfolio companies, including Dianthus (Nasdaq: DNTH). Mr. Moulder previously served on the board of directors of Trevena, Inc. (Nasdaq: TRVN) from 2013 until 2023. Mr. Moulder received a Pharmacy degree from Temple University and an M.B.A. from The University of Chicago Booth School of Business. We believe Mr. Moulder is qualified to serve as a director of the Company because of his extensive experience serving on other public company boards, investing in life sciences companies, and management experience at public biopharmaceutical companies.
Hongbo Lu, Ph.D., has served as a member of our board of directors since November 2022. Dr. Lu is the Managing Member of NEXTBio Capital, a newly launched biotech investment firm. Previously, Dr. Lu. served as a Senior Advisor of Vivo Capital LLC (“Vivo Capital”), a Palo Alto-based investment firm, from February 2024 until January 2025 and a Managing Partner of Vivo Capital from December 2020 until January 2024. Prior to joining Vivo Capital, Dr. Lu served as a Managing Partner at Lilly Asia Ventures from January 2017 until December 2020 (“LAV”). Prior to her role at LAV, she was affiliated with OrbiMed Advisors from June 2011 until October 2016, lastly as its Managing Director. Dr. Lu previously served on the boards of directors of public companies including Turning Point Therapeutics, Inc. (Nasdaq: TPTX, acquired by Bristol-Myers Squibb), Crown Bioscience Inc. (6554.TT, acquired by JSR), Avedro Inc. (Nasdaq: AVDR, acquired by Glaukos). She currently serves on the boards of Arrowhead Pharmaceuticals (Nasdaq: ARWR, since March 2024) and Terns Pharmaceuticals Inc. (Nasdaq: TERN, since April 2020). Dr. Lu started her Wall Street career as a biotech analyst at Piper Jaffray & Co. and was previously involved in biotech start-up Zyomyx in the San Francisco Bay Area. Dr. Lu earned a Ph.D. in Bioengineering from the University of Washington, an M.B.A. from the Haas School of Business at the University of California, Berkeley, and graduated with honors from Tsinghua University. We believe Dr. Lu is qualified to serve as a director of the Company because of her experience serving on the board of directors of public and private biopharmaceutical companies and her experience in venture capital and the life sciences industry.
Class II Directors Continuing in Office
James Boylan, has served as a member of our board of directors since November 2022. Mr. Boylan has served as Chief Executive Officer of Enavate Sciences Inc., a portfolio company of Patient Square Capital, since May 2022. Mr. Boylan currently serves on the board of directors of Immunome Therapeutics Inc. (Nasdaq: IMNM), Compass Therapeutics, Inc. (Nasdaq: CMPX), Graviton Biosciences and CAMP4 Therapeutics Corp. (Nasdaq: CAMP). Prior to Enavate Sciences, Mr. Boylan was the President and Head of Investment Banking of SVB Leerink and Managing Director, Healthcare Investment Banking at Merrill Lynch and Company. Across his 25 years in investment banking, Mr. Boylan has worked with hundreds of life sciences and biotechnology companies to develop strategy and complete transactions in capital markets and mergers & acquisitions. Mr. Boylan earned an M.B.A. in finance from the Columbia Business School and a B.S. in finance from Lehigh University. We believe Mr. Boylan is qualified to serve as a director of the Company because of his extensive experience in the financial industry and in the life science and biotechnology space.
Patrick Enright, has served as a member of our board of directors since November 2022. Mr. Enright co-founded Longitude Capital Management Co., LLC (“Longitude Capital”), a healthcare venture capital firm, where he has served as Managing Director since 2006. Mr. Enright currently serves on the board of directors of BioAge Labs, Inc. (Nasdaq: BIOA), Jazz Pharmaceuticals PLC (Nasdaq: JAZZ), and Vera Therapeutics, Inc. (Nasdaq: VERA), as well as several privately held healthcare companies. Previously, from

2002 to 2007 Mr. Enright was a Managing Director of Pequot Ventures (now known as FirstMark Capital), a venture capital firm, where he co-led the life sciences investment practice. Mr. Enright also has significant life sciences operations experience including serving in various senior executive positions at Valentis Inc., Boehringer Mannheim Pharmaceuticals Corp. (acquired by Roche) and Sandoz Inc. (now known as Novartis). Mr. Enright previously served on the board of directors of over twenty companies, including Aimmune Therapeutics, Inc. from 2013 until its acquisition by Nestlé in 2020, Corcept Therapeutics Inc. from 2008 to 2017 and Vaxcyte, Inc. from 2015 to 2020. Mr. Enright holds a B.S. in Biological Sciences from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Enright is qualified to serve as a director of the Company because of his experience serving on the board of directors of numerous biotechnology companies and his investment experience in the life sciences industry.
Tomas Kiselak, has served as a member of our board of directors since September 2020. Mr. Kiselak is a Managing Member at Fairmount Funds Management LLC, a healthcare investment firm, which he co-founded in April 2016. Prior to Fairmount, Mr. Kiselak was a managing director at RA Capital Management, LLC. Mr. Kiselak currently serves as the chairman of the board of directors of Viridian Therapeutics, Inc. (Nasdaq: VRDN), and is a director for Apogee Therapeutics, Inc. (Nasdaq: APGE), Spyre Therapeutics, Inc. (Nasdaq: SYRE), as well as several private companies. Mr. Kiselak previously served on the board of directors of Dianthus Therapeutics, Inc. (Nasdaq: DNTH) until March 2025. Mr. Kiselak received a B.S. in neuroscience and economics from Amherst College. We believe Mr. Kiselak is qualified to serve as a director of the Company because of his extensive healthcare and life sciences investment experience and his experience serving on the board of directors of numerous biotechnology companies.
Class III Directors Continuing in Office
Patricia Allen, has been a member of our board of directors since February 2024. Ms. Allen served as the Chief Financial Officer of Vividion Therapeutics, Inc., a wholly-owned and independently operated subsidiary of Bayer, from March 2021 until January 2024. From January 2013 to May 2020, Ms. Allen served as Chief Financial Officer of Zafgen, Inc., now Larimar Therapeutics Inc. Previously, from 2004 to 2011, Ms. Allen served as the Vice President of Finance, Treasurer, and Principal Financial Officer of Alnylam Pharmaceuticals, Inc., a publicly traded biotechnology company. Prior to Alnylam, Ms. Allen was at Alkermes, Inc., a publicly traded biotechnology company, most recently as the Director of Finance. She served on the board of directors of Deciphera Pharmaceuticals, Inc. (Nasdaq: DCPH), a publicly-traded biotechnology company, from September 2016 until its acquisition by ONO Pharmaceutical in June 2024, and Yumanity Therapeutics, Inc., a publicly traded biotechnology company, from August 2019 until the completion of its merger in December 2022. Ms. Allen began her career as an auditor at Deloitte & Touche, LLP. Ms. Allen graduated summa cum laude from Bryant College with a B.S. in business administration. We believe that Ms. Allen is qualified to serve on our board of directors based on her experience in the biopharmaceutical industry, as well as her expertise in finance and accounting.
Jake Nunn, has served as a member of our board of directors since May 2024. Mr. Nunn joined SR One Capital Management, LP (“SR One”) in October 2022 and became a Partner in June 2024. Prior to joining SR One, Mr. Nunn was a venture advisor at New Enterprise Associates, Inc., where he also served as a partner from June 2006 until January 2019. Before this, he served as a partner and an analyst for the MPM BioEquities Fund, a life sciences fund at MPM Capital, L.P., a private equity firm, from January 2001 to June 2006. Previously, he was a healthcare research analyst and portfolio manager at Franklin Templeton Investments and an investment banker with Alex. Brown & Sons. Mr. Nunn currently serves on the board of directors of Addex Therapeutics Ltd. (Nasdaq: ADXN, since June 2018) and Regulus Therapeutics Inc., (Nasdaq: RGLS, since June 2019). Previously, Mr. Nunn served on the board of directors of Trevena, Inc. (Nasdaq: TRVN) from 2013 until October 2024 and Dermira, Inc., from May 2011 until its acquisition by Eli Lilly and Company in February 2020, Hyperion Therapeutics, Inc. until its acquisition by Horizon Pharma plc, Hexima Limited (ASX: HXL), and Oventus Medical Ltd. (ASX: OVN). Mr. Nunn received his A.B. in economics from Dartmouth College and his M.B.A. from the Stanford Graduate School of Business. He also holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco. We believe Mr. Nunn is qualified to serve as a director of the Company because of his experience serving on the board of directors of numerous biotechnology companies and his investment experience in the life sciences industry.

John Orloff, M.D., has served as a member of our board of directors since January 2022. Dr. Orloff has been a Venture Partner at Agent Capital LLC (“Agent Capital”), a healthcare venture capital firm, since October 2021. Prior to Agent Capital, Dr. Orloff served as Executive Vice President and Global Head of Research and Development for Alexion Pharmaceuticals Inc. from June 2017 until July 2021. Dr. Orloff also served as Global Head of Research and Development and Chief Scientific Officer at Baxalta Inc. from July 2015 until July 2016, and has held executive leadership roles with Novelion Therapeutics Inc., Baxter BioScience, Merck Serono, Novartis AG and Merck Research Laboratories. Dr. Orloff previously served on the board of directors of publicly-traded BenevolentAI Ltd. (AMS: BAI) from September 2021 until October 2024. Prior to his work in the pharmaceutical industry, Dr. Orloff was a faculty member at the Yale University School of Medicine from 1990 until 1997. Dr. Orloff holds an undergraduate degree in chemistry from Dartmouth College and earned his M.D. from the University of Vermont, College of Medicine. Dr. Orloff also completed a fellowship in endocrinology and metabolism at Yale University School of Medicine. We believe Dr. Orloff is qualified to serve as a director of the Company because of his extensive experience in the pharmaceutical industry.
Class I Director Not Continuing in Office
Ting (Tim) Xiao, has served as a member of our board of directors since May 2024. Mr. Xiao is currently a partner and founding team member at Delos Capital (“Delos”) since its inception in 2015. From March 2022 until May 2024, Mr. Xiao served as the part-time, interim Chief Executive Officer of Odeon Therapeutics (Cayman) Limited (“Odeon”). Prior to Delos and Odeon, Mr. Xiao was a Senior Associate in the Investment Banking Division of Goldman Sachs from December 2010 until December 2014. Mr. Xiao began his career as an investment banker at China International Capital from July 2008 until December 2010. Mr. Xiao serves as a board member for Eccogene, Curatia Medical, Inc., and STRM.Bio, Inc., and as a board observer for Allecra Therapeutics, Atia Vision, Inc. and Rgenta Therapeutics. Mr. Xiao was previously a board member for Luqa Pharmaceuticals (acquired by China Medical System), OncoMyx Therapeutics, Inc., and Clover Biopharmaceuticals (HKEx:2197). Mr. Xiao received his M.S. in Biotechnology from the Johns Hopkins University and his B.S. in Economics from Shanghai Jiao Tong University. He is also a CFA charterholder.
Board of Directors Recommendation
The board of directors recommends a vote “FOR” the election of each of the Class I director nominees set forth above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. In this Proposal 2, we are asking stockholders to vote to ratify this appointment. Representatives of EY are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.
Stockholder ratification of the appointment of EY as the Company’s independent auditor is not required by law or our Bylaws. However, we are seeking stockholder ratification because we believe it is a matter of good corporate practice to do so. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider the retention of EY, but ultimately may decide to retain EY as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
EY has served as our independent registered public accounting firm since 2021. The following table summarizes the audit fees billed and expected to be billed by EY for the indicated fiscal years and the fees billed by EY for all other services rendered during the indicated fiscal years. All services associated with such fees and provided in 2024 were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.
	For years ended December 31,
Fees (amounts in thousands)	2024	2023
Audit fees(1)	$1,725,000	$677,776
Audit-related fees	—	—
Tax fees(2)	73,575	66,245
Total	$1,798,575	$744,021

(1)
Audit fees consist of fees for professional services provided in connection with the annual audit of our consolidated financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our initial public offering, including comfort letters and consents.

(2)
Tax fees are related to tax compliance and tax advisory services in connection with Section 382 of the Internal Revenue Code.

Pre-Approval Policies and Procedures
Our Audit Committee approves in advance all audit and permissible non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of our independent registered public accounting firm to perform other audit-related or non-audit services. The Audit Committee has delegated authority to the committee chair to pre-approve audit and non-audit services to be provided to us by our independent registered public accounting firm. Any pre-approval of services by the Audit Committee chair pursuant to this delegated authority must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by our independent registered public accounting firm to any member of management.
Board of Directors Recommendation
The board of directors recommends a vote “FOR” Proposal 2.

Report of the Audit Committee
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
The Audit Committee is responsible for overseeing the quality and integrity of the Company’s accounting, auditing and financial reporting practices and internal controls. The Company’s management is responsible for the preparation of the Company’s financial statements and financial reporting processes, including internal controls, and EY is responsible for the audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management and with EY, the Company’s independent registered public accounting firm. The Audit Committee has discussed with EY the matters required to be discussed by the applicable standards of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from EY pursuant to applicable PCAOB requirements regarding its communications with the Audit Committee concerning any relationships between EY and the Company and the potential effects of any disclosed relationships on EY’s independence, and the Audit Committee has discussed with EY its independence. The Audit Committee has also reviewed with EY its audit plans, audit scope, identification of audit risks and audit efforts, and discussed and reviewed the results of EY’s examination of the Company’s financial statements both with and without the Company’s management.
Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
This report is provided by the following directors, who serve on the Audit Committee:
Patricia Allen (Chair)
James Boylan
Patrick Enright

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors has adopted a set of Corporate Governance Guidelines as a framework for the governance of the Company, which is posted on our website located at https://investors.zenasbio.com under “Governance.”
Role of the Board of Directors in Risk Oversight
Our board of directors has, and its committees have, an active role in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The committees of our board of directors oversee specific risks within their purview, as follows:
•
The Audit Committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting as well as overall risk management, including with respect to legal and regulatory matters and cybersecurity.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans, programs and arrangements.

•
The Nominating and Corporate Governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest.

Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reports from and discussions with committee members about such risks.
Board of Directors Composition
Director Nomination Process
Our Nominating and Corporate Governance Committee is responsible for, among other things, engaging in succession planning for directors and identifying qualified individuals to become members of the board of directors. In this regard, the committee is charged with developing and recommending board of directors membership criteria to the board of directors for approval, evaluating the composition of the board of directors to assess the skills and experience that are currently represented on the board of directors and to assess the criteria that may be needed in the future, and identifying and reviewing the qualifications of and recommending potential director candidates.
In identifying potential candidates for board of directors’ membership, the Nominating and Corporate Governance Committee considers recommendations from directors, stockholders, management and others. The Nominating and Corporate Governance Committee also may, from time to time, engage third-party search firms to assist it in locating qualified candidates. Once potential director candidates are identified, the committee undertakes a vetting process that considers each candidate’s background, independence and fit with the board of directors’ priorities. As part of this vetting process, the committee, as well as other members of the board of directors and the Chief Executive Officer (“CEO”), may conduct interviews with the candidates. If the committee determines that a potential candidate meets the needs of the board of directors and has the desired qualifications, it recommends the candidate to the full board of directors for appointment or nomination and to the stockholders for election at the annual meeting.
Criteria for Board of Directors Membership
In assessing potential candidates for board of directors’ membership and in assessing board of directors composition, the Nominating and Corporate Governance Committee considers a wide range of factors, including directors’ experience (including operations, risk management and leadership experience), knowledge, understanding of our business environment and specific skills they may possess that are helpful to the Company (including leadership experience, financial experience, strategic planning experience and industry knowledge). The committee generally seeks to balance the experiences, skills and characteristics represented on the board of directors and does not assign specific weight to any of these factors. In addition, the Nominating and Corporate Governance Committee generally believes it is important for all board of directors members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to board of directors matters, and a willingness to represent the long-term interests of all our stockholders.
Stockholder Recommendations for Directors
The Nominating and Corporate Governance Committee considers written recommendations from stockholders for director candidates in the same manner as a candidate recommended by other sources. Any such recommendations should be submitted to the committee as described under “Stockholder Communications” and should include the same information required under our Bylaws for nominating a director, as described under “Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting.”
Board of Directors Leadership Structure
The board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the board of directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the board of directors. Currently, Mr. Moulder serves as our CEO and Chairman of the board of directors. The board of directors believes that this structure is appropriate for the Company due to Mr. Moulder’s experience as the founder of Zenas.
The board of directors believes that its programs for overseeing risk, as described under “Role of the Board of Directors in Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the board of directors’ risk oversight function did not significantly impact its selection of the current leadership structure.
Director Independence
Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominating and corporate governance committee comprised solely of independent directors. Under the rules of the Nasdaq Stock Market, a director will only qualify as “independent” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is “independent” as defined under the rules of the Nasdaq Stock Market and the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Moulder, is an “independent director” as defined under applicable rules of the Nasdaq Stock Market, including, in the case of all the members of our Audit Committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our Compensation Committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act and also that all members of the Compensation Committee are “non-employee directors” as defined in Section 16b-3 of the Exchange Act. Our board of directors has determined that Mr. Moulder, by virtue of his position as our chief executive officer, is not independent under applicable rules and regulations of the SEC and the Nasdaq Listing Rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Person Transactions.”
Board of Directors Committees
Our board of directors has a separately established Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of these committees operate pursuant to a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Listing Rules, which is posted on our website located at https://investors.zenasbio.com under “Governance.” Our board of directors may establish other committees as it deems necessary or appropriate from time to time.
Name	Audit Committee	Compensation Committee	Nominating Committee
Leon O. Moulder, Jr.
Patricia Allen	Chair
James Boylan	X	X
Patrick Enright	X	X
Tomas Kiselak			X
Hongbo Lu, Ph.D.			X
Jake Nunn			Chair
John Orloff, M.D.		Chair
Ting (Tim) Xiao*

*
Mr. Xiao will not stand for reelection as a director at the expiration of his term on June 10, 2025

Audit Committee.   Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and evaluating the qualifications, performance, procedures and independence of, our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of written periodic reports from such firm;

•
pre-approving all audit and permitted non-audit services to be performed by our independent registered public accounting firm;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, including earnings releases;

•
overseeing and periodically reviewing with our independent registered public accounting firm our compliance with all applicable requirements of the PCAOB;

•
reviewing and discussing with management and our independent registered public accounting firm any material issues regarding accounting principles and financial statement presentations and the steps taken to deal with such issues;

•
reviewing disclosures about any significant deficiencies or material weaknesses in our internal control structures and procedures, including disclosures in our annual and quarterly reports;

•
coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, code of business conduct and ethics, procedures for complaints and legal and regulatory matters;

•
reviewing and discussing with management and our independent registered public accounting firm any material issues regarding cybersecurity risks and processes for assessing, identifying and managing material risks from cybersecurity threats;

•
discussing our risk management policies with management;

•
establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our independent registered public accounting firm and management;

•
reviewing and approving any related person transactions;

•
overseeing our guidelines and policies governing risk assessment and risk management;

•
overseeing and periodically reviewing the integrity of our information technology systems, process and data;

•
preparing the audit committee report required by SEC rules;

•
reviewing and assessing, at least annually, the adequacy of the Audit Committee’s charter; and

•
performing, at least annually, an evaluation of the performance of the Audit Committee.

All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
Our board of directors has determined that each member of our Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our board of directors has also determined that Ms. Allen is an “audit committee financial expert,” as defined under Item 407 of Regulation S-K. The Audit Committee met five times during the year ended December 31, 2024.
Compensation Committee.   Our Compensation Committee’s responsibilities include:
•
reviewing and establishing our overall management compensation strategy and benefits philosophy and policies, including base salary, incentive compensation and equity-based grants;

•
reviewing and approving performance goals and objectives relevant to compensation of our chief executive officer and other executive officers;

•
evaluating the performance of the chief executive officer and executive officers in light of their performance goals and objectives, including during executive sessions of non-employee directors, and recommending to our board of directors the compensation of our chief executive officer and other executive officers;

•
reviewing and making recommendations to the board of directors with respect to non-employee director compensation;

•
reviewing, overseeing and administering our equity incentive plans, granting awards under such plans and making recommendations to the board of directors about the adoption of any new or modifying existing equity-based, cash-based, management incentive and deferred compensation plans;

•
establishing and reviewing “clawback” policies that allow the recouping of incentive compensation;

•
reviewing, considering and selecting, to the extent determined to be advisable, a peer group of appropriate companies for purposes of benchmarking and analysis of compensation for our executive officers and non-employee directors;

•
recommending to our board of directors any stock ownership guidelines for our executive officers and non-employee directors, periodically assessing these guidelines and recommending revisions as appropriate, and monitoring individual compliance with these guidelines;

•
retaining, appointing or obtaining advice of a compensation consultant, legal counsel or other advisor and determining the compensation and independence of such consultant or advisor;

•
preparing, if required, the compensation committee report on executive compensation for inclusion in our Annual Report on Form 10-K and our proxy statement in accordance with SEC rules;

•
monitoring our compliance with the requirements of Sarbanes-Oxley relating to loans to directors and officers;

•
reviewing and approving and recommending to the board of directors all employment contract and other compensation, severance and change-in-control arrangements for our executive officers;

•
establishing and periodically reviewing policies and procedures with respect to perquisites as they relate to our executive officers;

•
reviewing the risks associated with our compensation policies and practices;

•
overseeing the maintenance and presentation to our board of directors of management’s plans for succession to senior management positions based on guidelines developed and recommended by the Compensation Committee to the full board of directors;

•
reviewing our strategies, initiatives and programs with respect to our culture, talent recruitment, development, and retention, employee engagement and diversity and inclusion;

•
maintaining minutes of the Compensation Committee and reporting its actions and any recommendations to the board of directors on a periodic basis;

•
reviewing and assessing, at least annually, the adequacy of the Compensation Committee’s charter; and

•
performing, on an annual basis, an evaluation of the performance of the Compensation Committee.

The Compensation Committee may delegate its duties and responsibilities to one or more subcommittees. The committee may also delegate authority to review and approve the compensation of our employees to certain of our executive officers. Even where the committee does not delegate authority, our executive officers will typically make recommendations to the committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans but will not be present during voting or deliberations on their own compensation.
The Compensation Committee met three times during the year ended December 31, 2024.
Compensation Consultant
The Compensation Committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The committee engaged Alpine Rewards, LLC (“Alpine”) in November 2023 to provide advice regarding the amount and form of executive and director compensation.
In determining to engage Alpine, the Compensation Committee considered the independence of Alpine, taking into consideration relevant factors, including the absence of other services provided to the Company by Alpine, as applicable, the amount of fees the Company paid to Alpine, as applicable, as a percentage of their total revenue, the policies and procedures of Alpine that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Alpine with any executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Alpine have with any member of the Compensation Committee, and any stock of the Company owned by Alpine or the individual compensation advisors employed by them. The Compensation Committee has determined, based on its analysis and in light of all relevant factors, including the factors listed above, that the work of Alpine and the individual compensation advisors employed by them as compensation consultants to the Compensation Committee has not created any conflicts of interest, and that Alpine is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee’s responsibilities include:
•
actively seeking and identifying individuals qualified to become members of our board of directors consistent with criteria approved by the board and receiving nominations for such qualified individuals;

•
recommending to our board of directors the persons to be nominated for election as directors and to each committee of the board;

•
establishing a policy under which our stockholders may recommend a candidate to our Nominating and Corporate Governance Committee for consideration for nomination as a director;

•
reviewing and recommending committee slates on an annual basis;

•
recommending to our board of directors qualified candidates to fill vacancies on our board of directors;

•
developing and recommending to our board of directors a set of corporate governance principles applicable to us and reviewing the principles on at least an annual basis;

•
reviewing and making recommendations to our board with respect to our board size, composition, leadership structure and board committee structure;

•
reviewing, in concert with our board of directors, our policies with respect to significant issues of corporate public responsibility, including but not limited to sustainability, diversity and inclusion and environmental, social and governance initiatives;

•
making recommendations to our board of directors of processes for annual evaluations of the performance of our board of directors and committees of our board of directors;

•
overseeing the process for annual evaluations of our board of directors and committees of our board of directors;

•
considering and reporting to our board of directors any questions of possible conflicts of interest of members of our board of directors;

•
reviewing with management the company’s social corporate responsibility activities, policies, and programs;

•
providing new director orientation and continuing education for existing directors on a periodic basis;

•
overseeing the maintenance and presentation to our board of directors of management’s plans for succession to senior management positions in the Company;

•
reviewing and assessing, at least annually, the adequacy of the Nominating and Corporate Governance Committee’s charter; and

•
performing, on an annual basis, an evaluation of the performance of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee was established in connection with our initial public offering, and as result, did not meet during the year ended December 31, 2024.
Other Corporate Governance Practices and Policies
Director Attendance
The board of directors met six times during the year ended December 31, 2024. During 2024, each member of the board of directors attended at least 75% of the aggregate number of meetings of the board of directors and the committees on which he or she served during the period in which he or she was on the board of directors or committee.
Directors are encouraged to attend the annual meeting of stockholders. The 2025 Annual Meeting will be our first annual meeting of stockholders as a public company.

Stockholder Communications
Stockholders and other interested parties may communicate with our board of directors or a particular director by sending a letter addressed to the board of directors or a particular director to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the board of directors or the particular director. The purpose of this screening is to allow the board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various constituencies, including stockholders, on behalf of the Company. Directors may participate in discussions with stockholders and other constituencies on issues where board of directors-level involvement is appropriate. In addition, the board of directors oversees the Company’s stockholder engagement efforts.
Code of Business Conduct and Ethics
We adopted a written Code of Business Conduct and Ethics that applies to all our employees, officers and directors. This includes our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The full text of our Code of Business Conduct and Ethics is posted on our website at www.zenasbio.com. It addresses, among other matters, compliance with laws, rules and regulations, conflicts of interest, external communications, proper use of assets and how to report compliance concerns. We intend to disclose on our website any future amendments of our Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors from provisions in the Code of Business Conduct and Ethics.
Clawback Policy
We have adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”) that is designed to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. The Clawback Policy requires the Company to recoup erroneously awarded incentive-based compensation received by each current or former officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, including each named executive officer, in the event the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy generally applies to all cash-based or equity-based incentive compensation, bonus and/or awards received by a covered officer that is or was based, wholly or in part, upon the attainment of any financial reporting measure during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement. The Clawback Policy was filed as an exhibit to the Company’s Form 10-K.
Insider Trading Policy
We have adopted an insider trading policy that governs the purchase, sale, and other dispositions of our securities by our directors, officers and employees, and other covered persons. The insider trading policy also applies to transactions by the Company in its securities. We believe that the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of Nasdaq. The foregoing summary of the insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the insider trading policy, which is included as Exhibit 19 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 11, 2025.
Anti-Hedging Policy
Our insider trading policy prohibits our directors, officers and employees from entering into hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, because such transactions may permit a director, officer or employee to continue to own securities obtained through our employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the individual may no longer have the same objectives as our other stockholders.
Compensation Committee Interlocks
None of the members of our Compensation Committee has at any time since our inception been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.
Director Compensation
The following table presents all of the compensation awarded to, earned by, or paid to our non-employee directors during the year ended December 31, 2024. We reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings. Our CEO, Mr. Moulder, does not receive any additional compensation for his service on the board of directors. The compensation received by Mr. Moulder for his service as our CEO is presented in the 2024 Summary Compensation Table below.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Patricia Allen	45,833	518,579	564,412
James Boylan	15,313	479,668	494,981
Patrick Enright	15,313	479,668	494,981
Tomas Kiselak	12,833	479,668	492,501
Hongbo Lu, Ph.D.	12,833	479,668	492,501
Jake Nunn	14,000	479,668	493,668
John Orloff, M.D.	50,000	461,501	511,501
Ting (Tim) Xiao	11,667	479,668	491,335

(1)
For Ms. Allen and Mr. Orloff, amounts include compensation for services as a director during 2024 prior to the IPO of $29,792 and $35,416, respectively.

(2)
The amounts reported in this column represent the aggregate grant date fair value of option awards granted to our non-employee directors during 2024 as computed in accordance with ASC 718, not including any estimates of forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2025. The amounts reported in this column do not reflect the actual economic value that may be realized by the non-employee directors.

(3)
The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of December 31, 2024:

Name	Option Awards Outstanding at Year-End
Patricia Allen	47,291
James Boylan	37,000
Patrick Enright	37,000
Tomas Kiselak	37,000
Hongbo Lu, Ph.D.	37,000
Jake Nunn	37,000
John Orloff, M.D.	58,807
Ting (Tim) Xiao	37,000

In September 2024, in connection with the consummation of our initial public offering, we granted Dr. Lu, and Messrs. Boylan, Enright, Kiselak, Nunn and Xiao 37,000 stock options and Dr. Orloff and Ms. Allen 18,500 stock options pursuant to our 2024 Equity Incentive Plan (“2024 Plan”), with a per share exercise price of $17.00, subject to annual vesting over three years following the date of grant, subject to the director’s continued service through each applicable vesting date.
In February 2024, Ms. Allen and Dr. Orloff were granted 28,791 and 23,033 stock options, respectively, pursuant to our 2020 Equity Incentive Plan (“2020 Plan”), with a per share exercise of $11.90, subject to annual vesting over three years following the date of grant, subject to the director’s continued service through each applicable vesting date.
Mr. Xiao will not stand for re-election at our 2025 annual meeting. Immediately following the end of his service on our board of directors, we expect that Mr. Xiao will become a consultant to us to provide certain consulting and advisory services to us. Mr. Xiao will remain eligible to vest in the 37,000 stock options granted to him in September 2024, in accordance with their existing vesting terms, and otherwise subject to the terms and conditions of the applicable stock option agreement and our 2024 Plan.
Director Compensation Policy
In September 2024, in connection with the consummation of our initial public offering, our board of directors approved a non-employee director compensation policy for our non-employee directors which went into effect for the 2024 fiscal year, and which consists of the following:
Position	Annual Cash Retainer ($)
Board of Directors Fee	40,000
Additional Fee for Lead Independent Director (if applicable)	30,000
Additional Committee Chairperson Fee
Chair of the Audit Committee	15,000
Chair of the Compensation Committee	10,000
Chair of the Nominating and Corporate Governance Committee	8,000
Additional Committee Member Fee (excluding chairpersons)
Audit Committee	7,500
Compensation Committee	5,000
Nominating and Corporate Governance Committee	4,000
Equity Compensation
•
Upon a director’s initial election or appointment to the Board, a one-time equity grant of 37,000 stock options under the 2024 Plan, subject to annual vesting over three years following the date of grant.

•
An annual equity grant of 18,500 stock options under the 2024 Plan, subject to vesting on the earlier of: i) the one year anniversary of the date of grant, or ii) the date immediately prior to the annual meeting of stockholders following the date of grant, in each case, subject to the non-employee director’s continued service with us through the applicable vesting date.

Director Limits
•
The aggregate value of all compensation granted or paid to any non-employee director of our board of directors with respect to any calendar year, including awards granted under our 2024 Plan, for services as a director may not exceed (i) $750,000 annually or (ii) $1,000,000 annually for the lead independent director or for each non-employee director’s first year of service.

Effective January 1, 2025, based on a review of peer group data and after considering discussions between Alpine and our Compensation Committee, our board of directors approved increases to the cash retainers for certain positions on our board of directors and its committees. Amounts payable to our non-employee directors under our amended non-employee director compensation policy for fiscal year 2025, including cash retainers payable for particular committee assignments, are as follows:
Position	Annual Cash Retainer ($)
Board of Directors Fee	40,000
Additional Fee for Lead Independent Director (if applicable)	30,000
Additional Committee Chairperson Fee
Chair of the Audit Committee	20,000
Chair of the Compensation Committee	12,000
Chair of the Nominating and Corporate Governance Committee	10,000
Additional Committee Member Fee (excluding chairpersons)
Audit Committee	10,000
Compensation Committee	6,000
Nominating and Corporate Governance Committee	5,000
Equity Compensation
•
Upon a director’s initial election or appointment to the Board, a one-time equity grant of 37,000 stock options under the 2024 Plan, subject to annual vesting over three years following the date of grant.

•
An annual equity grant of 18,500 stock options under the 2024 Plan, subject to vesting on the earlier of: i) one year anniversary of the date of grant, or ii) the date immediately prior to the annual meeting of stockholders following the date of grant, in each case, subject to the non-employee director’s continued service with us through the applicable vesting date.

Non-employee director compensation remains subject to the annual limit described above.

EXECUTIVE OFFICERS
Biographical and other information regarding our executive officers is set forth below. There are no family relationships among any of our directors or executive officers.
Name	Age (as of April 28)	Position
Leon O, Moulder, Jr.(1)	67	Chief Executive Officer and Chairman of the Board of Directors
Joseph L. Farmer	53	President and Chief Operating Officer
Jennifer Fox	54	Chief Business Officer and Chief Financial Officer
Lisa von Moltke, M.D.	66	Head of Research and Development and Chief Medical Officer
Orlando Oliveira	49	Chief Commercial Officer

(1)
For Mr. Moulder’s biographical information, see “Information Regarding Director Nominees and Continuing Directors” above.

Joseph L. Farmer, has served as our President and Chief Operating Officer since February 2022, and served as our Chief Business and Administrative Officer from April 2021 to February 2022. Mr. Farmer is an experienced biopharma executive with over 25 years of transactional and operational experience working with emerging biotechnology companies at all stages of development, from discovery through commercialization. Prior to joining Zenas, he served as Chief Operating Officer at Xilio Therapeutics, Inc. (Nasdaq: XLO), an immuno-oncology company, where he led the general and administrative, business development, and business operations functions from May 2019 until March 2021. Prior to Xilio Therapeutics, he was the General Counsel and Corporate Secretary at TESARO, a publicly-traded biotechnology company, where he led the global legal, compliance and government affairs functions and was a key member of the leadership team from 2015 through its acquisition by GlaxoSmithKline in January 2019. He previously served as Chief Corporate Counsel at Cubist Pharmaceuticals Inc., from 2012 through its acquisition by Merck & Co. in 2015, and as General Counsel at two publicly-traded companies, including AMAG Pharmaceuticals Inc., where he was also the Chief Administrative Officer. He began his career as a corporate attorney at Testa, Hurwitz & Thibeault, LLP. Mr. Farmer received his J.D. from Boston College Law School and his B.A. in economics from Boston University.
Jennifer Fox, has served as our Chief Business Officer and Chief Financial Officer since December 2023. Previously, Ms. Fox served as Chief Financial Officer at Nuvation Bio, Inc. (NYSE: NUVB), an oncology-focused biopharmaceutical company, from October 2020 until December 2023. Prior to this role, Ms. Fox served as Managing Director, Co-Head of North America Healthcare Corporate and Investment Banking Group at Citigroup from June 2015 to October 2020. From February 2006 to June 2015, Ms. Fox served as Managing Director at Deutsche Bank, and most recently also as Co-Head of Life Sciences Investment Banking Group. Prior to that, Ms. Fox served as Senior Managing Director Healthcare Investment Banking at Bear Stearns, Vice President Healthcare Investment Banking at Bank of America and Financial Analyst, Investment Banking Analyst, Associate, Vice President, Health Care Investment Banking at Prudential Vector Healthcare Group and Prudential Securities Incorporated. Ms. Fox serves on the board of directors for Apogee Therapeutics (Nasdaq: APGE), ProKidney Corp. (Nasdaq: PROK) and Life Science Cares. She has more than 25 years of experience in healthcare investment banking and has been a lead adviser to life science companies on over 125 financing and strategic transactions. Ms. Fox received B.S. degrees in Finance and Marketing from Manhattan College.
Lisa von Moltke, M.D., has served as our Head of Research and Development and Chief Medical Officer since March 2025. She has extensive experience in directing successful development programs, leading clinical teams and interacting with regulatory agencies across multiple areas of medicine. Prior to joining Zenas, Dr. von Moltke served as Executive Vice President and Chief Medical Officer at Seres Therapeutics from April 2020 until March 2025. Previously, Dr. von Moltke worked for Alkermes, Inc., where she served in roles of increasing seniority, culminating as Senior Vice President and Head of Clinical Development. Prior to joining Alkermes, Dr. von Moltke served as Vice President Clinical Pharmacology at

Sanofi/Genzyme Corporation, where she also served as U.S. Head Clinical & Exploratory Pharmacology Sciences (CEP) and Early Development and later as Head CEP for Japan and China regions. Earlier in her career, Dr. von Moltke served as Head, Translational Medicine for the Takeda Oncology Company. She has served as President of the American College of Clinical Pharmacology and as the Editor-in-Chief of The Journal of Clinical Pharmacology. Dr. von Moltke earned a B.A. at Wellesley College and her M.D. from Michigan State University, College of Human Medicine.
Orlando Oliveira, has served as our Chief Commercial Officer since July 2024. Prior to joining Zenas, Mr. Oliveira served as Senior Vice President, Head of International at Mirati Therapeutics (acquired by Bristol Meyers Squibb) from March 2022 to April 2024. From August 2019 to June 2021, he served as Senior Vice President, Head of International at Agios Pharmaceuticals and as Senior Vice President & General Manager of International at TESARO from August 2015 to July 2019. Mr. Oliveira has served as a member of the board of directors at OncoInvent AS, a privately held clinical-stage radiopharmaceutical company since April 2024. Mr. Oliveira received his B.S. degree in pharmaceutical studies from the Universidade de Coimbra (Portugal) and completed a post-graduate degree in Medical Marketing Management at the Instituto Universitário de Lisboa and a post-graduate degree in Drug and Pharmacy Law from Universidade de Coimbra (Portugal).

EXECUTIVE COMPENSATION
This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our next three most highly compensated executive officers in respect of their service to us for the fiscal years ended December 31, 2024 and December 31, 2023 (or such shorter period of the named executive officer’s service), whom we refer to collectively as our “named executive officers” or “NEOs.” Our named executive officers are:
Leon O. Moulder, Jr., Founder, Chief Executive Officer and Chairman of the Board of Directors;
Joseph L. Farmer, President and Chief Operating Officer;
Jennifer Fox, Chief Business Officer and Chief Financial Officer; and
Orlando Oliveira, Chief Commercial Officer.
2024 Summary Compensation Table
The following table sets forth the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during the years ended December 31, 2024 and December 31, 2023 (or such shorter period of the named executive officer’s service).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Leon O. Moulder, Jr. Founder, Chief Executive Officer and Chairman	2024	429,924	—	19,311,462	256,300	330	19,998,016
	2023	126,923(4)	—	2,474,587	—	—	2,601,510
Joseph L. Farmer President and Chief Operating Officer	2024	500,000	—	5,247,000	255,600	1,854	6,004,454
	2023	471,458	—	625,017	197,508	—	1,293,983
Jennifer Fox Chief Business Officer and Chief Financial Officer	2024	500,000	100,000(6)	3,979,285	255,600	421	4,835,306
	2023	40,064(5)	450,000(7)	2,076,544	—	—	2,566,608
Orlando Oliveira(8) Chief Commercial Officer	2024	199,625	293,800	5,381,043	—	16,472	5,890,940

(1)
The amounts reported in this column represent the aggregate grant date fair value of stock options granted to our NEOs, in each case as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of stock options reported are set forth in note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2025. The amounts in this column do not reflect the actual economic value that may be realized by the NEOs upon exercise of the stock options, as applicable, or the sale of any common stock underlying the stock options. Refer to the section titled “Narrative Disclosure to Summary Compensation Table — Equity Based Incentive Awards” for a description of the material terms of the equity program.

(2)
The amounts reported in this column represent each NEO’s annual bonus, except for the 2023 annual bonus paid to Ms. Fox and the 2024 annual bonus paid to Mr. Oliveira, which are reported in the Bonus column as discussed in footnotes (6) and (7), respectively, earned with respect to fiscal years 2024 and 2023 based on the attainment of corporate performance goals and, where applicable, individual goals. Our board of directors has the discretion to determine Mr. Moulder’s earned bonus for each fiscal year in which he remains eligible to participate in our annual bonus program. For fiscal year 2023, Mr. Moulder waived his bonus in advance of a meeting of the board of directors in which his annual bonus would have been discussed and determined. Our annual bonus program for fiscal year 2024 is described further below under “Narrative to the Summary Compensation Table-Annual Performance Bonus Opportunity.”
(3)
Reflects a $250 spot bonus paid to each employee in 2024, together with an associated tax gross-up of $80 to Mr. Moulder, $104 to Mr. Farmer and $171 to Ms. Fox on such bonus. For Mr. Farmer, the amount reported in this column also represents a one-time contribution provided to all 401(k) participants matching 2024 contributions dollar for dollar up to $1,500. For Mr. Oliveira, the amount reported in this column represents benefits provided to all eligible Swiss employees, including child, car and health insurance allowances.

(4)
Mr. Moulder commenced employment with the Company on June 29, 2023 with an annual base salary of $250,000. The reported amount reflects his prorated base salary for fiscal year 2023.

(5)
Ms. Fox commenced employment with the Company on December 4, 2023 with an annual base salary of $500,000. The reported amount reflects her prorated base salary for fiscal year 2023.

(6)
The amount reported in this column represents the $100,000 deferred signing bonus paid to Ms. Fox in fiscal year 2024 in connection with the commencement of her employment in December 2023. If Ms. Fox voluntarily leaves the Company within 24 months from December 4, 2023, she must repay to the Company the $100,000 signing bonus.

(7)
The amounts reported in this column represent the $200,000 signing bonus paid to Ms. Fox in fiscal year 2023 in connection with the commencement of her employment in December 2023, and the $250,000 annual bonus paid to Ms. Fox in respect of fiscal year 2023, the full target bonus amount for the year, which was negotiated as part of Ms. Fox’s employment agreement.

(8)
Mr. Oliveira commenced employment with the Company on July 1, 2024 with an annual base salary of $475,000 (CHF 432,772), and as such was not an NEO for fiscal year 2023. The reported amount reflects his prorated base salary for fiscal year 2024. The amount reported in the Bonus column represents the $100,000 (CHF 91,110) signing bonus paid to Mr. Oliveira in fiscal year 2024 in connection with the commencement of his employment in July 2024, and the $193,800 annual bonus payable to Mr. Oliveira in respect of fiscal year 2024, the full target bonus amount for the year, as was negotiated as part of Mr. Oliveira’s employment agreement. If Mr. Oliveira voluntarily leaves the Company or is terminated for cause within 12 months following July 1, 2024, he must repay to the Company the $100,000 (CHF 91,110) signing bonus. Additionally, Mr. Oliveira is eligible to receive an additional $75,000 (CHF 68,332) in July 2025 and $50,000 upon relocation to greater Boston, MA if he is employed with the Company at that time; however if Mr. Oliveira resigns or is terminated for cause within 12 months from July 1, 2025 he must repay to the Company the $75,000 (CHF 68,332) and if he resigns or is terminated for cause withing one year of relocation to the greater Boston area, he must repay to the Company the $50,000. Amounts reported in CHF as being paid or payable to Mr. Oliveira were converted to U.S. Dollars using an average exchange rate of U.S.D. 1.09 to one CHF.

Overview
This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers in 2023 and 2024. We are an “emerging growth company,” within the meaning of the JOBS Act, and a smaller reporting company under the Exchange Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act. Our NEOs for 2024 include our principal executive officer during 2024 and our three most highly compensated executive officers. This section provides qualitative information regarding the manner and context by which compensation is awarded to and earned by our NEOs and is intended to place in perspective the data presented in the accompanying tables and narrative.
Our executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The compensation paid or awarded to our executive officers is generally based on a qualitative assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as market peer group data and our historical compensation practices. In the case of a newly hired executive officer, compensation is primarily determined based on the negotiations of the parties, as well as our historical compensation practices and market peer group data. For 2023 and 2024, the material elements of our executive compensation program were base salary, annual cash bonuses awards and long-term equity incentives in the form of stock options.
In connection with our initial public offering, we conducted a thorough review of all elements of our executive compensation program, as well as the function and design of our program. We expect that our executive compensation program will continue to evolve to reflect our status as a newly publicly-traded company, while still supporting our overall business and compensation objectives. Our Compensation Committee has retained the services of Alpine, an independent executive compensation consultant, to help advise on our executive compensation program.
Narrative Disclosure to Summary Compensation Table
Prior to our initial public offering, our board of directors was responsible for overseeing all aspects of our executive compensation program. Following the consummation of our initial public offering, our Compensation Committee makes recommendations to our board of directors regarding the compensation of our executive officers. In making compensation determinations, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company.
Our board of directors has determined our executive officers’ compensation and has typically reviewed and discussed with our CEO the proposed compensation for all executives, other than our CEO. Based on those discussions and its discretion, our board of directors then approved the compensation of each executive officer.
Annual Base Salary
Our board of directors approves the base salaries for our executive officers, which were initially established through arm’s-length negotiations at the time of an executive officer’s hiring, taking into account such executive officer’s qualifications, experience, and scope of responsibilities, as well as competitive market compensation paid by other companies for similar positions within the industry and geography. Our board of directors periodically reviews and adjusts our executive officers’ base salaries based on competitive market levels and after taking into account individual responsibilities, performance and experience.
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The 2024 base salaries for Messrs. Moulder, Farmer and Oliveira and Ms. Fox are set forth below:
Name	2024 Salary ($)
Leon O. Moulder, Jr.(1)	500,000
Joseph L. Farmer	500,000
Jennifer Fox	500,000
Orlando Oliveira(2)	475,000

(1)
Reflects increase to base salary from $400,000 to $500,000 as of September 16, 2024

(2)
Reflects annualized base salary for Mr. Oliveira, who was hired on July 1, 2024.

Annual Performance Bonus Opportunity
For 2024, our executive officers were eligible to earn an annual cash incentive bonus (the “Annual Bonus”) under our Short-Term Incentive Plan (the “Short-Term Incentive Plan”) based on the achievement of pre-established performance objectives that our board of directors determined at the beginning of the fiscal year. When determining the amount of the Annual Bonus to be awarded to our named executive officers, with the exception of our CEO, whose annual bonus was determined based entirely on Company performance, our board of directors evaluated both our performance and the executive’s individual performance; generally, for NEO bonus opportunity, our board of directors assigns significant weight towards achievement of corporate goals. The Annual Bonus target amount is based on a percentage of the executive officer’s annual base salary and can be earned at up to 150% of the executive officer’s target bonus in the event that our performance objectives exceed the targeted goals. For purposes of each NEO’s Annual Bonus, the board of directors retains discretion to determine the split between corporate and individual goals and the actual achievement of corporate and individual goals. Furthermore, an executive officer must remain employed through the payment date of the Annual Bonus in order to receive such amount.
For 2024, each executive officer was eligible for a target Annual Bonus based on a percentage of their earned base salaries for 2024, which are set forth below:
Name	2024 Target Annual Bonus (% of base salary)
Leon O. Moulder, Jr.	50%
Joseph L. Farmer	50%
Jennifer Fox	50%
Orlando Oliveira	40%
In January 2025, our Compensation Committee recommended and our board of directors determined that the 2024 fiscal year corporate goals were achieved at 102.5% overall. The amount of each named executive officer’s actual annual cash bonus was recommended by our Compensation Committee and determined by our board of directors based on the factors described above. Annual bonuses with respect to the 2024 fiscal year were approved by the board of directors in the following amounts:
Name	2024 Annual Bonus (Cash) ($)
Leon O. Moulder, Jr.	256,300
Joseph L. Farmer	255,600
Jennifer Fox	255,600
Orlando Oliveira(1)	193,800

(1)
The full target bonus amount for fiscal year 2024 was negotiated as part of Mr. Oliveira’s employment agreement.

Equity-Based Incentive Awards
Our equity award program is the primary vehicle for offering long-term incentives to our executive officers. We believe that equity awards, which to date have been granted in the form of stock options, provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. We also believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees. Grants to our executive officers and other employees are made at the discretion of our board of directors. In determining the size and form of these equity awards, the Compensation Committee considered a number of factors including market data compiled by Alpine, outstanding equity holdings and their retention value, internal equity and individual and corporate performance.
The exercise price of all stock option awards is equal to the closing price of our stock on the date of grant, and all of our stock options granted to our NEOs in 2024 have a ten-year term. Each stock option is subject to a four-year vesting schedule, with 25% of the shares vesting on the first anniversary of the vesting commencement date and the balance of the options vesting monthly in substantially equal installments over the following 36 months, subject to the NEO’s continued service through each vesting date.
The 2024 stock option grants made to our NEOs by our board of directors are shown in the following table:
Name	Date of Grant	Time-based stock options (#)
Leon O. Moulder, Jr.	9/12/2024	1,486,000
Joseph L. Farmer	9/12/2024	206,000
	5/9/2024	313,828(1)
Jennifer Fox	12/16/2024	8,125
	9/12/2024	155,000
	5/9/2024	233,211(1)
Orlando Oliveira	12/16/2024	7,775
	9/12/2024	410,000

(1)
Represents stock options granted prior to our initial public offering under our 2020 Plan.

Outstanding Equity Awards at 2024 Fiscal Year-End Table
The following table summarizes equity awards held by our NEOs as of the end of the 2024 fiscal year. Prior to our initial public offering, certain of our executive officers held stock options pursuant to the 2020 Plan, which were exchanged for stock options of our common stock in connection with our initial public offering. Each of the equity awards in the table below may be subject to accelerated vesting, as described below under the subsection titled “Employment Agreements.”
	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($/Share)(1)	Option Expiration Date
Leon O. Moulder, Jr.	115,525(2)	192,544(2)	$9.30	7/17/2033
	—	1,486,000(2)	$17.00	9/11/2034
Joseph L. Farmer	58,223(2)	5,293(2)	$3.48	5/19/2031
	80,616(2)	80,616(2)	$9.30	12/13/2032
	27,531(2)	50,206(2)	$9.30	7/17/2033
	—	313,828(2)	$9.99	5/8/2034
	—	206,000(2)	$17.00	9/11/2034
Jennifer Fox	57,583(2)	172,749(2)	$11.90	12/18/2033
	—	233,211(2)	$9.99	5/8/2034
	—	155,000(2)	$17.00	9/11/2034
	—	8,125(2)	$8.77	12/15/2034
Orlando Oliveira	—	410,000(2)	$17.00	9/11/2034
	—	7,775(2)	$8.77	12/15/2034

(1)
Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date.

(2)
25% of this option vests on the one-year anniversary of the vesting commencement date and thereafter, the remainder of the shares vest in substantially equal monthly installments on the last day of each month over a three-year period, in each case, subject to the NEO’s continuous service through each vesting date.

Additional Narrative Disclosure
Retirement Plan and Other Benefits
We offer participation in broad-based retirement, health and welfare plans to all of our employees. Our executive officers also are eligible to participate in our employee benefit plans, in each case on the same basis as all our other employees. These employee benefit plans include medical, dental, vision, short- and long-term disability and life and accidental dismemberment insurance plans. We pay a portion of the premiums for the medical, dental, vision and life and accidental death and dismemberment insurance for all of our employees, including our executive officers. We generally do not provide perquisites or personal benefits to our executive officers. We currently maintain a retirement plan intended to provide benefits under section 401(k) of the Code in which employees, including the NEOs, are allowed to contribute portions of their eligible compensation to a tax-qualified retirement account. Effective January 1, 2025, we established a 401(k) matching program which enables our employees, including the NEOs, to receive a dollar-for-dollar Company match of up to 4% of his or her compensation deferred to the 401(k) plan, subject to limitations under applicable law. Additionally, in October 2024, we provided a one-time contribution to all 401(k) participants matching 2024 contributions dollar for dollar up to $1,500.
No Tax Gross-Ups
Our agreements with our NEOs do not require us to provide for gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation paid or provided by us.
Executive Compensation Arrangements
Employment Agreements
In connection with the consummation of our initial public offering, we entered into amended and restated employment agreements with certain of our executive officers, including our named executive officers, which will govern the terms of their employment with us. Pursuant to their amended and restated employment agreements, Messrs. Moulder, Farmer and Oliveira and Ms. Fox are entitled to an annual base salary of $500,000, $500,000, $475,000 and $500,000, respectively. In addition, Messrs. Moulder, Farmer and Oliveira and Ms. Fox are each eligible to earn an annual bonus at a target amount of 50%, 50%, 40% and 50%, respectively, of their annual base salaries, subject to the achievement of performance objectives determined by our board of directors for the fiscal year.
In addition, Ms. Fox’s agreement included an additional $100,000 bonus earned in December 2024; however, if Ms. Fox leaves the Company on or prior to December 4, 2025, then she must repay to the Company the additional $100,000 bonus.
Mr. Oliveira’s agreement includes the repayment of the $100,000 signing bonus paid to him in fiscal year 2024 if he leaves the Company or is terminated for cause within the first year of his employment. Mr. Oliveira is eligible to receive an additional $75,000 bonus in July 2025 if he is employed with the Company at that time, and an additional $50,000 upon relocation to the greater Boston, MA area. If Mr. Oliveira is paid the $75,000 bonus and leaves the Company on or prior to July 1, 2026, then he must repay to the Company the additional $75,000 bonus. If Mr. Oliveira is paid the $50,000 bonus and leaves the Company or is terminated for cause within the first year of relocating to the greater Boston area, then he must repay to the Company the additional $50,000 bonus.
Under the terms of the amended and restated employment agreements, Messrs. Moulder, Farmer and Oliveira and Ms. Fox are each eligible to receive severance benefits as follows: (i) in connection with a termination of employment by the Company without cause (except in connection with death or disability) or a resignation for good reason that does not occur three months prior to, on or within 12 months following a change of control, then (a) Mr. Moulder would be eligible to receive twelve months of base salary continuation and reimbursement of Consolidated Omnibus Budget Reconciliation Act premiums (“COBRA Premium Reimbursement”) for up to twelve months, and (b) each of Messrs. Farmer and Olivera and Ms. Fox would be eligible to receive up to nine months of base salary continuation and nine months of COBRA Premium Reimbursement, or nine months of health insurance premiums in the case of Mr. Oliveira; and (ii) in connection with a termination of employment by the Company without cause (except in connection with death or disability) or a resignation for good reason that occurs three months prior to, on or within 12 months following a change of control, then (a) Mr. Moulder would be eligible to receive 18 months of base salary continuation, 18 months of COBRA Premium Reimbursement, 150% of his target bonus for the year employment terminates, and full vesting of all outstanding equity awards, and (b) each of Messrs. Farmer and Oliveira and Ms. Fox would be eligible to receive 12 months of base salary continuation, 100% of his or her target bonus for the year employment terminates, 12 months of COBRA Premium Reimbursement, or 12 months of health insurance premiums in the case of Mr. Oliveira, and full vesting of all outstanding equity awards. The receipt of severance benefits for any of the executive officers is conditioned upon the executive officer executing a general release of claims and complying with his or her restrictive covenant obligations and returning company property. The terms “cause,” “good reason,” “change in control” and “disability” have the meanings set forth in the applicable employment agreement.
Each of the amended and restated employment agreements contain restrictive covenants and each of Messrs. Moulder, Farmer and Oliveira and Ms. Fox has agreed not to solicit our employees, independent contractors, customers, vendors, suppliers or other business partners during and for one year following his or her termination of employment, and has also agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a perpetual non-disparagement covenant.
Practices Related to the Grant of Certain Equity Awards
We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Due to the fact that our executive officers were granted stock options in connection with our initial public offering in September 2024, we did not grant stock options to our executive officers in the first quarter of 2025. However, we expect that our Compensation Committee or board of directors will generally grant stock options or other equity-based awards to our executive officers each year. We expect that stock options or other equity-based awards will be granted to our non-employee directors on the date of our annual meeting of shareholders and in accordance with our Non-Employee Director Compensation Policy. Our Compensation Committee or board of directors, or our chief executive officer under delegated authority, may also grant stock options or other equity-based awards at different times of the year for new hires and in connection with promotions, or grants made for retention or other purposes.
Stock option exercise prices are set at the closing price of the Company’s common stock on the grant date, in accordance with the Company’s equity plan and applicable securities regulations. This process is designed to prevent any appearance of opportunistic grant timing and to ensure that equity awards are made in a manner that reflects long-term stockholder value creation. Our Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information (“MNPI”) and we have not timed the disclosure of MNPI for the purpose of affecting the value of executive compensation.
Emerging Growth Company and Smaller Reporting Company
We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company we will be exempt from certain requirements related to the disclosure of executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our chief executive officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
We are also a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. We may continue to be a smaller reporting company after the date of this Proxy Statement if either (i) the market value of our stock held by non-affiliates is less than $250.0 million or (ii) our annual revenue is less than $100.0 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700.0 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.

Specifically, as a smaller reporting company we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK
Security Ownership of Certain Beneficial Owners and Management
The following table presents information regarding beneficial ownership of our equity interests as of April 14, 2025 by:
•
each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our common stock and non-voting common stock;

•
each of our directors and director nominees;

•
each of our NEOs; and

•
all of our current directors and executive officers as a group.

Information with respect to beneficial ownership is based on information furnished to us by each of our directors and executive officers and information in Schedules 13G or 13D filed with the SEC by stockholders who holds more than 5% of our outstanding common stock. Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities as of April 14, 2025. Under such rules, beneficial ownership includes any shares of common stock over which the individual or entity has sole or shared voting power or investment power as well as any shares of common stock that the individual or entity has the right to acquire within 60 days after the date of this table through the exercise of any stock option, warrant or other right. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned.
We have based our calculation of beneficial ownership percentages on 41,834,182 shares of our common stock outstanding as of April 14, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or that will become exercisable within 60 days of April 14, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Zenas BioPharma, Inc., 852 Winter Street, Suite 250, Waltham, MA 02451.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Leon O. Moulder, Jr.(1)	2,085,810	4.9%
Joseph L. Farmer(2)	281,551	*
Jennifer Fox(3)	149,534	*
Orlando Oliveira	—	*
Patricia Allen(4)	9,597	*
James Boylan	—	*
Patrick Enright(5)	2,501,934	6.0%
Tomas Kiselak(6)	1,892,806	4.5%
Hongbo Lu, Ph.D.(7)	58,823	*
Jake Nunn	—	*
John Orloff, M.D.(8)	21,112	*
Ting (Tim) Xiao(9)	10,000	*
All executive officers and directors as a group (13 persons)	9,115,399	16.5%
5% Stockholders:
Entities affiliated with SR One(10)	4,911,539	11.7%

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Enavate Science GP, LLC(11)	3,761,359	9.0%
Xencor, Inc(12)	3,098,380	7.4%
Entities affiliated with NEA Partners Group(13)	2,613,948	6.2%
Entities affiliated with Longitude Capital(14)	2,501,934	6.0%
Novo Holdings A/S(15)	2,214,967	5.3%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Consists of (i) 266,155 shares of common stock held directly, (ii) 1,672,039 shares of common stock held by Tellus BioVentures, LLC (“Tellus”) and (iii) 147,616 shares of common stock underlying outstanding stock options exercisable within 60 days of April 14, 2025. Mr. Moulder is the Managing Member of Tellus and may be deemed to have sole voting and dispositive power over the shares held by Tellus. Mr. Moulder disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(2)
Consists of 281,551 shares of common stock issuable upon the exercise of stock options within 60 days of April 14, 2025.

(3)
Consists of 149,534 shares of common stock issuable upon the exercise of stock options within 60 days of April 14, 2025.

(4)
Consists of 9,597 shares of common stock issuable upon the exercise of stock options within 60 days of April 14, 2025.

(5)
Consists of (ii) 1,727,404 shares held of record by Longitude Capital Partners IV, LLC (“LCPIV”) and (ii) 774,530 shares held of record by Longitude Prime Fund, L.P. (“LPF”). LCPIV is the general partner of Longitude Venture Partners IV, L.P. (“LVPIV”) and may be deemed to have voting, investment and dispositive power with respect to the shares held of record by LVPIV. Longitude Prime Partners, LLC (“LPP”) is the general partner of LPF and may be deemed to have voting, investment and dispositive power with respect to the shares held by LPF. Patrick Enright and Juliet Tammenoms Bakker are the managing members of LCPIV and LPP and may each be deemed to share voting, investment and dispositive power with respect to the shares held by LVPIV and LPF. Each of LCPIV, LPP, Ms. Bakker and Mr. Enright disclaims beneficial ownership of the securities held of record by LCPIV and LPF except to the extent of their respective pecuniary interests therein.

(6)
Consists of 1,892,806 shares of common stock held by Fairmount Healthcare Fund II LP (“Fund II”). Fairmount Funds Management LLC (“Fairmount”) serves as investment manager for Fund II. Fund II has delegated to Fairmount the sole power to vote and the sole power to dispose of all securities held in Fund II’s portfolio. Because Fund II has divested itself of voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, Fund II disclaims beneficial ownership of the securities it holds. The general partner of Fairmount is Fairmount Funds Management GP LLC (“Fairmount GP”). As managing members of Fairmount GP, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fund II. Fairmount, Fairmount GP, Mr. Harwin and Mr. Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(7)
Consists of 58,823 shares of common stock owned directly by NEXTBio Master Fund LP. Hongbo Lu is a managing member of NEXTBio Capital LLC, the investment manager to NEXTBio Master Fund LP. Accordingly, Hongbo Lu may be deemed to have voting and investment power over the shares held by NEXTBio Master Fund LP. Hongbo Lu disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(8)
Consists of 21,112 shares of common stock issuable upon the exercise of stock options within 60 days of April 14, 2025.

(9)
Consists of 10,000 shares of common stock held directly.

(10)
Information is based on the Schedule 13D filed with the SEC on September 23, 2024 by SR One Capital Management, LLC (“SR One Capital Management”), SR One Capital Fund II Aggregator, LP

(“SR One Fund II Aggregator”), SR One Capital Partners II, LP (“SR One Partners II”), AMZL, LP (“AMZL”), SR One Capital SMA Partners, LP (“SMA Partners”), SR One Capital Opportunities Fund I, LP (“SR One Opportunities Fund I”), SR One Capital Opportunities Partners I, LP (“SR One Opportunities Partners I”) and Simeon George, M.D. Consists of (i) 1,946,564 shares of common stock held by SR One Fund II Aggregator, (ii) 1,110,237 shares of common stock held by SR One Opportunities Fund I, and (iii) 1,854,738 shares of common stock held by AMZL. SR One Fund II Aggregator is directly controlled by its general partner, SR One Partners II. AMZL is directly controlled by its general partner, SMA Partners. SR One Opportunities Fund I is directly controlled by its general partner, SR One Opportunities Partners I. SR One Partners II, SMA Partners and SR One Opportunities Partners I are directly controlled by their general partners, SR One Capital Management, and Simeon George, M.D. controls SR One Capital Management. Accordingly, each of SR One Capital Management and Simeon George, M.D. may be deemed to have voting and dispositive power with respect to the aggregate 4,911,539 shares of common stock held of record by SR One Fund II Aggregator, AMZL and SR One Opportunities Fund I. Jake Nunn is a Partner at SR One Capital Management, LP, an entity affiliated with SR One Fund II Aggregator, SR One Opportunities Fund I, and AMZL, and a member of our board of directors, and has no voting or dispositive power with respect to any of the above referenced shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their pecuniary interest therein. The address for these entities is 985 Old Eagle School Road, Suite 511, Wayne, PA 19087.
(11)
Information is based on the Schedule 13D filed with the SEC on September 23, 2024 by Enavate Sciences GP, LLC (“Enavate GP”), a limited partnership affiliated with Enavate Sciences, and Zebra Aggregator, LP (“Zebra”). Consists of 3,761,359 shares of common stock held by Zebra. Enavate GP is the general partner of Zebra. Voting, investment and dispositive power with respect to the shares held by Zebra are made collectively by the managers of Enavate GP: Jim Momtazee, Laura Furmanski, Neel Varshney and James P. Boylan, a member of our Board. Mr. Boylan disclaims beneficial ownership of such securities. The address of Enavate GP is 106 W 56th Street, 8th Floor, New York, NY, 10019.

(12)
Information is based on the Schedule 13G filed with the SEC on October 21, 2024 by Xencor, Inc. (“Xencor”). Consists of 3,098,380 shares of common stock held by Xencor. Xencor has sole voting and dispositive power over the shares, and no individual or other entity is deemed to hold any beneficial ownership in the shares. Xencor’s address is 465 N. Halstead St. Suite 200, Pasadena, California 91107.

(13)
Information is based on the Schedule 13G filed with the SEC on September 25, 2024 by NEA 18 Venture Growth Equity, L.P (“NEA 18 VGE”), NEA Partners 18 VGE, L.P. (“NEA Partners 18 VGE”), NEA 18 GP VGE, LLC (“NEA 18 VGE LLC”), and the managers of NEA 18 VGE LLC, Ali Behbahani (“Behbahani”), Carmen Chang (“Chang”), Anthony A. Florence, Jr. (“Florence”), Mohamad Makhzoumi (“Makhzoumi”), Edward T. Mathers (“Mathers”), Scott D. Sandell (“Sandell”), Paul E. Walker (“Walker”) and Rick Yang (“Yang”) (together, the “Managers”)). Consists of 2,613,948 shares of common stock held of record by NEA 18 VGE. As the sole general partner of NEA 18 VGE, NEA Partners 18 VGE may be deemed to own beneficially the NEA 18 VGE Shares. As the sole general partner of NEA Partners 18 VGE, NEA 18 VGE LLC may be deemed to own beneficially the NEA 18 VGE Shares. As the individual managers of NEA 18 VGE LLC, each of the Managers also may be deemed to own beneficially the NEA 18 VGE Shares. The address of the principal business office of NEA 18 VGE, NEA Partners 18 VGE, NEA 18 VGE LLC and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Behbahani, Chang, Makhzoumi, Walker and Yang is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, CA 94025. The address of the principal business office of Florence and Mathers is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10011.

(14)
Information is based on the Schedule 13D filed with the SEC on September 23, 2024 by Longitude Capital Partners IV, LLC (“LCPIV”), Longitude Venture Partners IV, L.P. (“LVPIV”), Longitude Prime Partners, LLC (“LPP”), Longitude Prime Fund, L.P. (“LPF”), Patrick G. Enright and Juliet Tammenoms Bakker. Consists of (i) 1,727,404 shares held of record by LVPIV and (ii) 774,530 shares held of record by LPF. LCPIV is the general partner of LVPIV and may be deemed to have voting, investment and dispositive power with respect to the shares held of record by LVPIV. LPP is the general partner of LPF and may be deemed to have voting, investment and dispositive power with respect to the shares held by LPF. Patrick G. Enright, a member of the Issuer’s board of directors, and

Juliet Tammenoms Bakker are the managing members of LCPIV and LPP and may each be deemed to share voting, investment and dispositive power with respect to the shares held by LVPIV and LPF. Each of LCPIV, LPP, Ms. Bakker and Mr. Enright disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interests therein. The address for these individuals and entities is 2740 Sand Hill Road, Second Floor, Menlo Park, California 94025.
(15)
Information is based on the Schedule 13G filed with the SEC on March 25, 2025 by Novo Holdings A/S, a Danish corporation. Consists of 2,214,967.00 shares of common stock held by Novo Holdings A/S. Novo Holding’s address is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
	Column (A)	Column (B)	Column (C)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants, and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A))(2)(3)
Equity compensation plans approved by stockholders(1)	8,706,197(4)	13.21(5)	757,355(6)
Equity compensation plans not approved by stockholders	—	—	—
Total	8,706,197	13.21	757,355

(1)
Consists of our 2020 Plan, the 2024 Plan, and the 2024 ESPP. No further awards will be granted under the 2020 Plan following the approval of the 2024 Plan. Any shares becoming available under the 2020 Plan by expiration, forfeiture, cancellation or otherwise have been and will be added to, and included in, the 2024 Plan.

(2)
The 2024 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2025, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board of Directors. Pursuant to the terms of the 2024 Plan, 2,089,670 shares were added to the reserve on January 1, 2025.

(3)
The 2024 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2025, until January 1, 2034, by the lesser of 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board of Directors up to a maximum of 1,000,000 shares in the aggregate per year. Pursuant to the terms of the 2024 ESPP, 417,934 shares were added to the reserve on January 1, 2025.

(4)
Includes shares of our common stock issuable upon exercise of 3,945,297 outstanding options to purchase shares of our common stock under the 2020 Plan and 4,760,900 outstanding options to purchase shares of our common stock under the 2024 Plan.

(5)
As of December 31, 2024, the weighted-average exercise price of outstanding options under the 2020 Plan was $9.16 and the weighted-average exercise price of outstanding options under the 2024 Plan was $16.56.

(6)
As of December 31, 2024, a total of 359,399 shares of our common stock were available for future issuance under the 2024 Plan and 397,956 shares of our common stock were available for future issuance under the 2024 ESPP.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a summary of each transaction or series of similar transactions since January 1, 2021 or any currently proposed transaction, to which we were or are a party in which:
•
the amount involved exceeded the lesser of $120,000 or (ii) one percent of the average of our total assets at year end for the last two completed fiscal years; and

•
any related person (including our directors, executive officers, beneficial owners of more than 5% of our voting capital stock and any affiliates or members of their immediate family) had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the sections titled “Executive Compensation” and “Director Compensation” or that were approved by our Compensation Committee.

Beneficial ownership of securities is determined in accordance with the rules of the SEC.
Series C Preferred Stock Financing
In May 2024, we entered into a Series C Preferred Stock subscription agreement pursuant to which we issued an aggregate of 116,275,239 shares of our Series C Preferred Stock, including 12,284,686 shares of Series C Preferred Stock issued upon the conversion of convertible note issued to Bristol-Myers Squibb in August 2023 (the “BMS Note”), at a purchase price of $1.72131 per share. The payment of the purchase price included the conversion of the BMS Note at a 30% discount of the purchase price of our Series B Preferred Stock. Each 8.6831 shares of our Series C Preferred Stock converted into one share of our common stock immediately prior to the completion of our initial public offering, giving effect to adjustments to the conversion ratio in connection with the 1-for-8.6831 reverse stock split of our common stock effected on September 5, 2024. The following table summarizes the Series C Preferred Stock issued to our directors, executive officers and beneficial holders of more than 5% of our capital stock:
Purchaser	Shares of Series C Preferred Stock	Aggregate Purchase Price of Shares Purchased ($)	Aggregate Price of Shares Converted ($)
Entities affiliated with SR One Capital Management, LP(1)	23,238,113	39,999,996
Delos Capital Fund III, LP(2)	8,714,293	15,000,000
BMS	12,284,686		20,000,000(6)
Entities affiliated with New Enterprise Associates (NEA)	12,490,486	21,499,998
Norwest Venture Partners XVI, LP	12,490,486	21,499,998
Enavate Sciences(3)	14,523,821	24,999,998
Entities affiliated with Longitude Capital(4)	11,619,057	19,999,999
Entities affiliated with Fairmount Funds Management LLC(5)	2,614,287	4,499,998

(1)
Mr. Nunn, a member of our board of directors, serves as a Partner of SR One. Entities related to SR One hold an aggregate of more than 5% of our capital stock.

(2)
Mr. Xiao, a member of our board of directors, serves as a Partner and founding team member of Delos Capital, an entity affiliated with Delos Capital Fund III, LP.

(3)
Mr. Boylan, a member of our board of directors, serves as Chief Executive Officer of Enavate Sciences, an entity affiliated with Zebra Aggregator, LP. Zebra Aggregator, LP holds more than 5% of our capital stock.

(4)
Mr. Enright, a member of our board of directors, serves as a Managing Director and Founder of Longitude Capital and as a result may be deemed to share voting and investment power with respect to the shares held by Longitude Capital and its affiliates. Entities related to Longitude Capital hold an aggregate of more than 5% of our capital stock.
(5)
Mr. Kiselak, a member of our board of directors, serves as Managing Member and Co-Founder of Fairmount Funds Management LLC and as a result may be deemed to share voting and investment power with respect to the shares held by Fairmount Funds Management LLC and its affiliates.

(6)
Excludes $1,145,753 of accrued interest on the BMS Note that, together with $20.0 million of principal amount of the BMS Note, was converted into shares of Series C Preferred Stock.

Shareholders Agreement
We are party to a Fourth Amended and Restated Shareholders Agreement (the “Shareholders Agreement”) with certain of our pre-initial public offering stockholders. Pursuant to the terms of the Shareholders Agreement, we granted these stockholders certain information rights and the right to participate in future stock issuances, which terminated upon the closing of our initial public offering. Members previously elected to our board of directors pursuant to the Shareholders Agreement continue to serve as directors until they resign, are removed or their successors are duly elected by the holders of our common stock. Such members of our board of directors include Leon O. Moulder, Jr., James Boylan, Patrick Enright, Tomas Kiselak, Hongbo Lu, Ph.D., Ting (Tim) Xiao and Jake Nunn.
Registration Rights
Our Shareholders Agreement grants the parties thereto certain registration rights in respect of the “registrable securities” held by them, which securities include (i) the shares of our common stock; and (ii) any common stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clause (i) above. The registration of shares of our common stock pursuant to the exercise of these registration rights would enable the holders thereof to sell such shares without restriction under the Securities Act when the applicable registration statement is declared effective. Under the Shareholders Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the participating holders, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The Shareholders Agreement includes customary indemnification and procedural terms.
These registration rights will expire on the earlier of (i) such time as Rule 144, or another similar exemption under the Securities Act, is available for the sale of all of such holder’s shares without limitation during a three-month period without registration and (ii) September 12, 2027, the third anniversary of the consummation of our initial public offering.
Demand Registration Rights
The holders of at least 25% of the registrable securities then outstanding may request that we file a registration statement on Form S-1, if the aggregate offering price of the registrable securities requested to be registered exceeds $20 million.
Once we are eligible to use a registration statement on Form S-3 for a period of at least twelve months, any holder of the registrable shares then outstanding may request that we file a registration statement on Form S-3 with respect to such holders’ registrable securities then outstanding.
Piggyback Registration Rights
In the event that we propose to register any of our securities under the Securities Act, either for our own account or for the account of other security holders, the stockholders party to the Shareholders Agreement will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act other than with respect to a demand registration or a registration statement on Form S-4 or S-8, these holders will be entitled to notice of the registration and will have fifteen days to request the inclusion of their registrable securities in the registration subject to certain limitations. If a holder decides not to include all or any of their registrable securities in the registration, such holder shall nonetheless have the right to include any registrable securities in any subsequent registration, on the same terms and conditions.
Director Affiliations
Some of our directors are affiliated with and have served on our board of directors as representatives of entities which beneficially own or owned 5% or more of our voting securities, as indicated in the table below:
Director	Affiliated Stockholder
Leon O. Moulder, Jr.	Tellus BioVentures LLC
James Boylan	Enavate Sciences LP
Patrick Enright	Longitude Venture Partners IV, L.P.
Tomas Kiselak	Fairmount Funds Management LLC
Hongbo Lu, Ph.D.	Vivo Capital
Jake Nunn	SR One Capital Management, LP
Agreement with Dianthus Therapeutics Inc.
In September 2020, we entered into an option agreement (the “Dianthus Option Agreement”) with Dianthus Therapeutics Inc. (“Dianthus”) pursuant to which we obtained an exclusive option to negotiate and enter into exclusive license agreements with Dianthus for the rights to research, develop, manufacture, market and sell products related to either or both of two antibody product candidates based on Dianthus’ proprietary technology.
In October 2021, we notified Dianthus of our intention to exercise our option to acquire the rights to ZB005 pursuant to the Dianthus Option Agreement. The Company and Dianthus executed a license agreement for ZB005 in June 2022 (the “Dianthus License Agreement”).
Pursuant to the Dianthus Option Agreement, we were required to reimburse Dianthus for a specified percentage of certain third-party costs which Dianthus incurred in its initial discovery and development activities related to each of the two options, and were incurred from the date we notified Dianthus of our exercise of an option through the earlier of: (i) execution of a license agreement between Dianthus and us or (ii) our written notice to Dianthus that we are terminating license negotiations regarding an option. To date, we have only exercised our option with respect to the ZB005 program, and as a result we have only reimbursed Dianthus with respect to costs associated with the ZB005 program. During the year ended December 31, 2024, we recognized $5.1 million of research and development expense related to the Dianthus Option Agreement.
On October 21, 2024, we entered into a novation agreement with Tenacia Biotechnology (Hong Kong) Co., Limited (“Tenacia”), under which we transferred to Tenacia our rights and obligations under the Dianthus Option Agreement and Dianthus License Agreement for ZB005.
The Dianthus Option Agreement may be considered a related party transaction because during fiscal year 2023 Tellus beneficially owned more than 5% of our capital stock, had a seat on our board of directors and was also a 10% or greater stockholder of Dianthus and Mr. Moulder was a member of the board of directors of Dianthus. The Dianthus Option Agreement was negotiated on an arm’s-length basis and on terms that we believe are no less favorable than would have been reached with an unrelated third party.
Agreements with Viridian Therapeutics Inc.
In October 2020, we entered into a license agreement (the “Viridian License Agreement”) with Viridian Therapeutics, Inc. (“Viridian”) pursuant to which we licensed technology comprising certain materials, patent rights and know-how from Viridian for the development, and if approved, commercialization of, ZB001. Upon execution of the Viridian License Agreement, we issued Viridian 38,707 shares of our common stock.

Since February 2021, we have entered into several letter agreements with Viridian pursuant to which Viridian agreed to assist us with certain development activities, including manufacturing (the “2021 Viridian Letter Agreements”). In May 2022, we entered into a Manufacturing Development and Supply Agreement with Viridian (the “Viridian Manufacturing Agreement”) pursuant to which Viridian will manufacture and supply, or Viridian will have manufactured and supplied, clinical drug product for developmental purposes. In January 2024, we entered into a letter agreement with Viridian (the “2024 Viridian Letter Agreement” and, together with the Viridian License Agreement, the 2021 Viridian Letter Agreements and the Viridian Manufacturing Agreement, the “Viridian Agreements”), pursuant to which we agreed to support Viridian with its Phase 3 Thrive-2 and Global Safety trials in China by initiating and managing the studies. In July 2024, the parties agreed to cease further activities under the 2024 Viridian Letter Agreement. The Viridian Agreements provide for reimbursement of certain CMC and development expenses, development milestones, and royalties on net sales. Under the terms of the Viridian Agreements, Viridian granted us an exclusive license to develop, manufacture, and commercialize certain IGF-1R directed antibody products for non-oncology indications in the area of greater China. During the year ended December 31, 2024, we recognized an immaterial amount related to the Viridian Agreements. Pursuant to the 2024 Viridian Letter Agreement, Viridian has agreed to reimburse our costs incurred, including a full-time equivalent rate for services rendered, with reimbursements being recorded as a reduction of research and development expenses. Such amounts have been and are expected to be immaterial.
On January 24, 2025, the Company entered into a license agreement (the “Zai License Agreement”) with Zai Lab (Hong Kong) Limited (“Zai”), under which the Company granted Zai an exclusive sublicense to develop and commercialize ZB001 and related programs in greater China.
The Viridian Agreements may be considered related party transactions because Fairmount Funds Management LLC (“Fairmount”) beneficially owns more than 5% of our capital stock, has a seat on our board of directors and is also a 10% or greater stockholder of Viridian and has two seats on the board of directors of Viridian. The Viridian Agreements were negotiated on an arm’s-length basis and on terms that we believe are no less favorable than would have been reached with an unrelated third party.
Director and Officer Indemnification and Insurance
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors’ and officers’ liability insurance. We also maintain a general liability insurance policy which covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Related Person Transactions Policy
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds in any fiscal year the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year end for the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked with considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

OTHER MATTERS
Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 of the Exchange Act, stockholders who wish to submit proposals for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders must send such proposals to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals must be received by us as of the close of business (5:00 p.m. Eastern Time) no later than December 29, 2025, which is 120 days prior to April 28, 2026, and must comply with Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
As set forth in our Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2026 Annual Meeting of Stockholders, the stockholder’s notice must be received by our Corporate Secretary at the address set forth on the first page of this Proxy Statement no earlier than the close of business (5:00 p.m. Eastern Time) on the 120th day and no later than the close of business (5:00 p.m. Eastern Time) on the 90th day before the anniversary of the preceding annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or after such anniversary date, the stockholder’s notice must be delivered on or before 10 days after the day on which the date of the 2026 Annual Meeting of Stockholders is first disclosed in a public announcement. Therefore, unless the 2026 Annual Meeting of Stockholders is more than 30 days before or after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than February 10, 2026 and no later than the close of business on March 12, 2026. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements. Additionally, any stockholder that intends to solicit proxies in support of a director nominee other than our board of directors’ nominees also must comply with Rule 14a-19 under the Exchange Act.
Delivery of Documents to Stockholders Sharing an Address
A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2024, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, and we will promptly deliver the proxy materials to you. Please contact your broker if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.
Availability of Additional Information
We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including exhibits, upon the request of any stockholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement.

ZENAS BIOPHARMA, INC.852 WINTER STREET, SUITE 250WALTHAM, MA 02451 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ZBIO2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 9, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67206-P29262KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS
VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ZENAS BIOPHARMA, INC.The Board of Directors recommends you vote FOR eachof the following nominees for Proposal 1:The Board of Directors recommends you vote FOR Proposal 2:ZENAS BIOPHARMA, INC.852 WINTER STREET, SUITE 250WALTHAM, MA 024511. To elect the two Class I director nominees named in theProxy Statement to serve until the 2028 Annual Meetingof Stockholders and until their successors are duly electedand qualified: Nominees: For Against Abstain 1a. Leon O. Moulder, Jr. 1b. Hongbo Lu, Ph.D. The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year endingDecember 31, 2025. NOTE: To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V67207-P29262 ZENAS BIOPHARMA, INC.ANNUAL MEETING OF STOCKHOLDERSJune 10, 2025 8:00 am ETThis proxy is solicited on behalf of the board of directorsThe stockholder(s) hereby appoint(s) Leon O. Moulder, Jr. and Jeffrey Held, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of ZENAS BIOPHARMA, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 am ET, on Tuesday June 10, 2025, virtually at www.virtualshareholdermeeting.com/ZBIO2025,and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side